Accounts Receivable, Net - Summary of Allowance for doubtful accounts (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Accounts Receivable, after Allowance for Credit Loss [Abstract]
Balance, beginning of period	$ 2,486	$ 1,312
Provision for expected credit losses	2,993	2,009
Write-offs, net of recoveries	(518)	(667)
Foreign currency translation adjustments	175	(168)
Balance, end of period	$ 5,136	$ 2,486